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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 29, 2000, included in this Form 10-K, into Pennzoil-Quaker State Company's previously filed Registration Statements on Form S-8 Nos. 333-69833, 333-69835, 333-69839, 333-69837, 333-72835, 333-96385 and on
Form S-3 No. 333-65909.

                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 3, 2000